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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest Event Reported)
                                December 15, 1999
                                -----------------

GREENPOINT MORTGAGE SECURITIES INC., (as sponsor under the Sale and Servicing Agreement, dated as of December 1, 1999, providing for the issuance of GreenPoint Home Equity Loan Trust 1999-2 Home Equity Loan Asset-Backed Notes).


                      GreenPoint Mortgage Securities Inc.
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             (Exact name of registrant as specified in its charter)

            Delaware                    333-79833               68-0397342
-------------------------------        -------------         -------------------
(State or Other Jurisdiction of        (Commission           (I.R.S. Employer
Incorporation)                          File Number)         Identification No.)

700 Larkspur Landing Circle                                                94939
Suite 240                                                             ----------
Larkspur, California                                                  (Zip Code)
--------------------
(Address of Principal Executive
Offices)


Registrant's telephone number, including area code  (415) 925-5442
                                                    --------------


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events


         The consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of December 31, 1998 and December 31, 1997 and for each of the years in the three-year period ended December 31, 1998, prepared in accordance with generally accepted accounting principles, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Commission on March 30, 1999 Commission File No. 1-10777) and the unaudited consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of September 30, 1999 and for the periods ending September 30, 1999 and September 30, 1998, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended September 30, 1999 (which was filed with the Commission on November 12, 1999) are incorporated by reference in
(i) this Current Report on Form 8-K; (ii) the Prospectus; and (iii) the Prospectus Supplement for the GreenPoint Home Equity Loan Trust 1999-2, and shall be deemed to be part hereof and thereof.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Not applicable

         (b)      Not applicable.

         (c)      Exhibits

                  23.1        Consent of KPMG LLP, dated as of
                              December 20, 1999, in connection with the consolidated financial statements of Ambac Assurance Corporation and Subsidiaries




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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GREENPOINT MORTGAGE SECURITIES INC.


                                            By: /s/ Kristen Decker
                                                ---------------------
                                                Name: Kristen Decker
                                                Title: Vice President


Dated: December 20, 1999




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                                  Exhibit Index


Exhibit

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23.1     Consent of KPMG LLP.



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